Leases	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
LEASES
NOTE 21:-	LEASES

The Company leases substantially all of its office space and vehicles under operating leases. The Company’s leases have original lease periods expiring between 2022 and 2033. Some leases include an option to renew. The Company does not assume renewals in its determination of the lease term unless the renewals are deemed to be reasonably certain at lease commencement. Lease payments included in the measurement of the lease liability comprise the following: the fixed non-cancellable lease payments, payments for optional renewal periods where it is reasonably certain the renewal period will be exercised, and payments for early termination options unless it is reasonably certain the lease will not be terminated early.

In July 2020, the Company entered into a lease agreement for new corporate offices for the company in Or Yehuda, Israel. The lease expires in June 2033, with an option by the Company to extend for an additional 10-years term. The Company deemed this option as reasonably certain to be renewed.

The Company has several leased offices in the United States, with expiry dates varying between 2022 and 2024, with renewal options varying between 2022 and 2029.

Furthermore, In November 2021, one of the Company’s subsidiaries in Israel entered into a lease agreement for new corporate offices. As a result of this agreement, the Company had an additional operating lease that had not yet commenced as of December 31, 2021 in the amount of $4,352. This operating lease is expected to commence in the third quarter of 2022 with a lease term through 2029, with an option to terminate the lease after a 4-year term following a 12-month notice in advance, and an option to renew the lease to an additional 5-year term, through 2034. The Company deemed this option as reasonably certain to be renewed.

Under Topic 842, all leases with durations greater than 12 months, including non-cancellable operating leases, are now recognized on the balance sheet. The aggregated present value of lease agreements is recorded as a long-term asset titled ROU asset. As an accounting policy, expenses pertaining to leases with duration under 12 months were recognized on a straight-line basis in the consolidated statements of income, with no corresponding ROU and lease liability in the consolidated balance sheets.

The corresponding lease liabilities are classified between operating lease liabilities which are current and long-term.

The components of operating lease costs were as follows:

	Year ended December 31,
	2020	2021
Operating lease cost	$3,247	$3,124
Variable lease cost	2,028	2,192
Short-term lease cost	-	57

Total lease costs	$5,275	$5,373

The following is a summary of weighted average remaining lease terms and discount rates for all of the Company’s operating leases:

December 31,
2021
Weighted average remaining lease term (years)	13.9
Weighted average discount rate	2.35%

Cash paid for amounts included in the measurement of operating lease liabilities was $5,269 and $5,470 for the years ended December 31, 2021 and 2020, respectively (included in cash flows from operating activities).

Maturities of lease liabilities are as follows:

2022	$4,405
2023	3,630
2024	2,514
2025	2,402
2026	1,622
2027 and thereafter	16,505
Total undiscounted cash flows	$31,078
Less imputed interest	(6,165)
Present value of lease liabilities	$24,913